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                                 BENTHOS, INC.

                            1994 STOCK OPTION PLAN

                          FOR NON-EMPLOYEE DIRECTORS

     1.  PURPOSE
         -------

     The purpose of this Benthos, Inc. 1994 Stock Option Plan for Non-Employee Directors (the "Plan") is to attract and retain the services of experienced and knowledgeable independent directors who are not employees (sometimes referred to herein collectively as "Participants") of Benthos, Inc. ("Benthos") or its subsidiaries for the benefit of Benthos and its stockholders and to provide additional incentive for such Participants to continue to work in the best interests of Benthos and its stockholders through continuing ownership of its common stock.

     2.  ELIGIBILITY; GRANT OF OPTION
         ----------------------------

     Options to purchase shares of common stock, par value $.06 2/3 per share of
Benthos shall be granted under the Plan as follows:   (i) immediately following
the initial election of any new director of Benthos who is not otherwise an employee of Benthos or any subsidiary, an option shall be granted to such new director for the purchase of 15,000 shares of common stock, (ii) in addition, immediately following the expiration of any option (1) granted under the Plan, or (2) outstanding on March 1, 1994 and held on that date by a director who is not an employee of Benthos or any of its subsidiaries, an option for the purchase of such number of shares of common stock as shall
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not have been purchased under the option then expiring or under a similar option not granted under the Plan but outstanding on March 1, 1994 and granted to directors holding office on such date who are not employees of Benthos or any of its subsidiaries shall be granted to each such director who holds such expiring option, provided, however, that the maximum number of shares which may be purchased in the aggregate under the Plan and under any such option in effect on March 1, 1994 shall not exceed 15,000 shares, subject to adjustment in accordance with Section 8 hereof. The date of grant of such options shall be the date of initial election of the director in the case of options granted under clause (i) of the first sentence of this Section and the day following the expiration of an option in the case of an option granted under clause (ii). The options shall be non-qualified options not intended to meet the requirements of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     3.  OPTION AGREEMENT
         ----------------

     Each option granted under the Plan shall be evidenced by an option agreement (the "Agreement") duly executed on behalf of Benthos and by the director to whom such option is granted, which Agreement shall (i) comply with and be subject to the terms and conditions of the Plan and (ii) provide that the optionee agrees to continue to serve as a director of Benthos, during the term for which he or she was elected.

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     4.  OPTION EXERCISE PRICE
         ---------------------

     Subject to the provisions of Section 8 hereof, the option exercise price for an option granted under the Plan shall be the fair market value of the shares of the common stock of Benthos covered by the option on the date of grant of the option. For the purposes hereof and Section 5(b), the fair market value of the shares of common stock of Benthos shall, if such shares are listed on any national securities exchange, be the mean between the high and low sales prices of the common stock of Benthos, if any, on the largest such exchange on the date of grant. If the common stock of Benthos did not trade on such date, such fair market value shall be determined by taking an average of the mean between the highest and lowest sales on the nearest date before and nearest date after the date of grant in accordance with Section 25.2512-2 of the Treasury Regulations under the Code. If such shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the option, or, if none, shall be determined by taking an average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If such shares are not

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then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the date of the grant of the option, or, if none, shall be determined by taking an average of the mean between the highest and lowest sales on the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-
2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

     5.  TIME AND MANNER OF EXERCISE OF OPTION
         -------------------------------------

     (a) Options granted under the Plan shall, subject to the provisions of
Section 6 hereof, be exercisable as provided in this Section 5(a). The options shall not be exercisable prior to the first anniversary date of the date of grant. Thereafter, the options shall be exercisable as follows:

                                         Percentage  of
                                        Shares Becoming          Cumulative
                                         Available for           Percentage
                                           Exercise              Available
                                        ---------------          ----------
On or After First Anniversary
Date and Before Second Anniversary
Date                                          33 1/3%               33 1/3%

On or After Second Anniversary
Date and Before Third Anniversary
Date                                          33 1/3%               66 2/3%

On or After Third Anniversary
Date and Before Fourth Anniversary
Date                                          33 1/3%              100%

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     (b) To the extent that the right to exercise an option has accrued and is in effect, the option may be exercised in full at one time or in part from time to time by giving written notice, signed by the person or persons exercising the option, to Benthos, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in cash or in whole or in part in shares of the common stock of Benthos already owned for a period of at least six months by the person or persons exercising the option, valued at fair market value, as determined under
Section 4 hereof, on the date of exercise. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made as promptly as practicable at the principal office of Benthos to the person or persons exercising the option.

     (c) In the event of any (i) sale or transfer of all or substantially all of the assets of Benthos, (ii) merger of Benthos with another corporation or entity in which Benthos is not the surviving corporation, or (iii) Change in Control (as hereinafter defined) of Benthos, the option may be exercised to the full number of shares covered thereby, whether or not under the provisions of the option the director is entitled to do so at the date of such sale, transfer, merger or Change in Control. A "Change in Control" shall be deemed to have occurred if any person (which term includes corporations,

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trusts and partnerships) or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than 51% of the then outstanding Benthos voting stock, shall acquire additional Benthos voting stock in one or more transactions, or a series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own 51% or more of Benthos' outstanding voting stock.

     6.  TERM OF OPTIONS
         ---------------

     (a) Each option shall expire five (5) years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

     (b) In the event of the death of an optionee, the option granted to such optionee may be exercised, to the extent the optionee was entitled to do so on the date of such optionee's death, by the estate of such optionee or by any person or persons who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death of such optionee. Such option may be exercised at any time within one (1) year after the date of death of such optionee, at which time the option shall terminate, or prior to the date on which the option otherwise expires by its terms, whichever is earlier.

     (c) In the event that an optionee ceases to be a director of Benthos, the option granted to such optionee may be exercised by him or her, but only to the extent that under

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Section 5 hereof the right to exercise the option has accrued and is in effect.
Such option may be exercised at any time within three (3) months after the date such optionee ceases to be a director of Benthos, at which time the option shall terminate, but in any event prior to the date on which the option expires by its terms, whichever is earlier, unless termination as a director, (a) was by Benthos for cause, in which case the option shall terminate immediately at the time the optionee ceases to be a director of Benthos, (b) was because the optionee has become disabled (within the meaning of Section 22(e)(3) of the Code), or (c) was by reason of the death of the optionee. In the case of death, see Section 6(b) above. In the case of disability, the option may be exercised, to the extent then exercisable under Section 5 hereof, at any time within one
(1) year after the date of termination of the optionee's directorship with Benthos, at which time the option shall terminate, but in any event prior to the date on which the option otherwise expires by its terms, whichever is earlier.

     7.  OPTIONS NOT TRANSFERABLE
         ------------------------

     The right of any optionee to exercise an option granted to him or her under the Plan shall not be assignable or transferable by such optionee otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules

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thereunder. Any option granted under the Plan shall be exercisable during the lifetime of such optionee only by him or her. Any option granted under the Plan shall be null and void and without effect upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such option.

     8.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION
         ------------------------------------------

     In the event that the outstanding shares of the common stock of Benthos are changed into or exchanged for a different number or kind of shares or other securities of Benthos or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event, and such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

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     In addition, unless otherwise determined by the Board of Directors in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of Benthos or (ii) Change in Control (as defined in Section 5 above) of Benthos, the purchaser(s) of Benthos' assets or stock may, in his, her or its discretion, deliver to the directors holding options the same kind of consideration that is delivered to the shareholders of Benthos as a result of such sale, conveyance or Change in Control, or the Board of Directors may cancel the outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities each director would have received had his or her option been exercised in full and no disposition of the shares acquired upon such exercise been made prior to such sale conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the director, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities each director would have received if his or her option had been exercised shall be determined in good faith by the Board of Directors of Benthos

     9.  RESTRICTIONS ON ISSUE OF SHARES
         -------------------------------

     Notwithstanding the provisions of Section 5 hereof, Benthos may delay the issuance of shares covered by the exercise of any

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option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) the shares with respect to which an option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and state securities acts now in force or hereafter amended; or

          (ii) counsel for Benthos shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration under applicable Federal and state securities acts now in force or hereafter amended.

     It is intended that all exercises of options shall be effective. Accordingly, Benthos shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that Benthos shall be under no obligation to cause a registration statement or a post-effective amendment to any registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by Benthos in writing.

     10.  RIGHTS OF HOLDER ON PURCHASE FOR INVESTMENT; SUBSEQUENT REGISTRATION
          --------------------------------------------------------------------

     Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, Benthos shall be under no obligation to issue any

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shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to Benthos which is satisfactory in form and scope to counsel to Benthos and upon which, in the opinion of such counsel, Benthos may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act of 1933, or any other applicable law, and that if shares are issued without such registration a legend to this effect may be endorsed upon the securities so issued. In the event that Benthos shall, nevertheless, deem it necessary or desirable to register under the Securities Act of 1933 or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act of 1933 or other applicable statutes, then Benthos shall take such action at its own expense and may require from each optionee such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to Benthos and its officers and directors from such holder

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against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made.

     11.  ADOPTION BY STOCKHOLDERS
          ------------------------

     The Plan shall take effect immediately upon its adoption by the vote of stockholders holding at least a majority of the voting stock of Benthos voting in person or by proxy at a duly held stockholders' meeting.

     12.  EXPENSES OF THE PLAN
          --------------------

     All costs and expenses of the adoption and administration of the Plan shall be borne by Benthos, and none of such expenses shall be charged to any optionee.

     13.  TERMINATION OF THE PLAN
          -----------------------

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the stockholders. The Board may at any time terminate the Plan. Termination of the Plan shall not, without the consent of an optionee, affect such optionee's rights under an option previously granted to him or her.

     14.  LIMITATION OF RIGHTS IN THE OPTION SHARES
          -----------------------------------------

     An optionee shall not be deemed for any purpose to be a stockholder of Benthos with respect to any of the options except to the extent that the option shall have been exercised

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and, in addition, a certificate for the shares exercised shall have been issued and delivered to the optionee.

     15.  NOTICES
          -------

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Benthos, to its principal place of business, attention:
Treasurer, and, if to an optionee, to the address as appearing on the records of Benthos.

     16.  COMPLIANCE WITH RULE 16b-3.
          ---------------------------

     It is the intention of Benthos that the Plan comply in all respects with Rule 16b-3 promulgated under Section 16(b) of the Securities Exchange Act of 1934 (the "Act") and that Plan Participants remain disinterested persons for purposes of administering other employee benefit plans of Benthos and having transactions under such other plans be exempt from Section 16(b) of the Act. Therefore, if any Plan provision is found not to be in compliance with Rule 16b-3 or if any Plan provision would disqualify Plan Participants from remaining disinterested persons, that provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Rule 16b-3. This Section 16 shall not be applicable while Benthos has no class of securities registered under the Act.



APPROVED BY THE SHAREHOLDERS:  _________________________________________________

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